Goodwill	9 Months Ended
Sep. 30, 2022
Goodwill [Abstract]
Goodwill

5. Goodwill

As a result of our change in segments in the fourth quarter of 2021 (Note 1), our reporting units were revised as of December 31, 2021 and goodwill reallocated using a fair value methodology. The prior periods have been recast to reflect this change. Changes in the carrying amount of goodwill are as follows:

	US Acquiring	Digital Commerce	Total
Balance as of December 31, 2021	$1,525,135	$2,124,902	$3,650,037
Additions during the period (1)	—	284,239	284,239
Purchase price accounting adjustments (2)	—	(2,350)	(2,350)
Impairment (3)	(948,237)	(933,950)	(1,882,187)
Foreign exchange	—	(104,858)	(104,858)
Balance as of September 30, 2022	$576,898	$1,367,983	$1,944,881

	US Acquiring	Digital Commerce	Total
Balance as of December 31, 2020	$1,503,307	$1,978,509	$3,481,816
Additions during the period (4)	21,828	70,507	92,335
Foreign exchange	—	(37,528)	(37,528)
Balance as of September 30, 2021	$1,525,135	$2,011,488	$3,536,623

(1)
Additions to goodwill within the Digital Commerce segment in the current period relate to the acquisition of SaftPay Inc. (“Safetypay”) (See Note 11).
(2)
Purchase price adjustments relate to changes in estimates of certain assets or liabilities acquired in business combinations that were completed within one year prior to September 30, 2022.
(3)
Due to a sustained decline in stock price and market capitalization, reduction in the fair value of debt, as well as current market and macroeconomic conditions, we concluded that an impairment indicator for goodwill was present in both the US Acquiring and Digital Commerce segments as of March 31, 2022 and June 30, 2022. As a result, an impairment charge was recorded in the respective periods.
(4)
Additions to goodwill within the US Acquiring and Digital Commerce segments in the prior year relate to the acquisition of International Card Services ("ICS") and PagoEfectivo, respectively.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. No such events or circumstances were identified as of September 30, 2022. However, we have performed our annual goodwill impairment test as of October 1st which did not result in an impairment.

We performed our annual goodwill impairment test for all reporting periods using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long-term growth rates.

Selected multiples were determined based on guideline comparable companies’ and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price or the fair value of our debt may cause a future impairment of goodwill at the reporting unit level.

Goodwill impairment recognized for the three and nine months ended September 30, 2022 was $0 and $948,237, respectively, for the US Acquiring segment and $0 and $933,950, respectively, for the Digital Commerce segment. Accumulated impairment of goodwill as of September 30, 2022 and December 31, 2021 was $1,882,187 and $0. There have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.